                                                                      EXHIBIT 21

SUBSIDIARY LIST

898389 Alberta Ltd.                                                                  Alberta
ACCROSERV SRL                                                                       Barbados
ACCROVEN SRL                                                                        Barbados
AIF Telecom Fund                                                              Cayman Islands
Alaska Blimpie Co-Op, Inc.                                                          Delaware
American Soda, L.L.P.                                                               Colorado
Apco Argentina, Inc.                                                          Cayman Islands
Apco Delaware, Inc.                                                                 Delaware
Apco Properties Ltd.                                                          Cayman Islands
Arctic Fox Assets, L.L.C.                                                           Delaware
Aspen Products Pipeline LLC                                                         Delaware
Aurex LPG Sp. z.o.o                                                                   Poland
Bargath Inc.                                                                        Colorado
Barrett Fuels Corporation                                                           Delaware
Barrett Resources (Peru) Corporation                                                Delaware
Barrett Resources International Corporation                                         Delaware
Baton Rouge Fractionators LLC                                                       Delaware
Beaver Dam Wash Energy, LLC                                                         Delaware
Beech Grove Processing Company                                                     Tennessee
Bison Royalty LLC                                                                   Delaware
Black Marlin Pipeline Company                                                          Texas
Buccaneer Gas Pipeline Company, L.L.C.                                              Delaware
Cannon Pipeline L.L.C.                                                              Oklahoma
Capstone Turbine Corporation
Carbon County UCG, Inc.                                                             Delaware
Cardinal Extension Company, LLC                                               North Carolina
Cardinal Operating Company                                                          Delaware
Castle Associates, L.P.                                                             Delaware
Chacahoula Natural Gas Storage, LLC                                                 Delaware
ChoiceSeat, L.L.C.                                                                  Delaware
Cove Point LNG Limited Partnership                                                  Delaware
Cross Bay Operating Company                                                         Delaware
Cross Bay Pipeline Company, L.L.C.                                                  Delaware
Cumberland Gas Pipeline Company
Cumberland Operating Company                                                        Delaware

Discovery Gas Transmission LLC                                                      Delaware
Discovery Producer Services LLC                                                     Delaware
Distributed Power Solutions L.L.C.                                                  Delaware
Dogwood Ventures Company, LLC                                                       Delaware
Eagle Gas Services, Inc.                                                                Ohio
Energy International Corporation                                                Pennsylvania
Energy News Live, LLC                                                               Delaware
Energy Tech, Inc.                                                                   Delaware
Erie & Hudson Development Company                                                       Ohio
ESPAGAS USA, Inc.                                                                   Delaware
ESPAGAS, S.A. de C.V.                                                                 Mexico
F T & T, Inc.                                                                       Delaware
Fishhawk Ranch, Inc.                                                                 Florida
FleetOne Inc.                                                                       Delaware
FPT Marketing Company Limited                                                        Bermuda
Free Port Terminal Company Limited                                                   Bermuda
Fulton Energy Center, LLC                                                           Delaware
Garrison, L.L.C.                                                                    Delaware
Gas Supply, L.L.C.                                                                  Delaware
Georgia Strait Crossing Pipeline LP                                                     Utah
Goebel Gathering Company, L.L.C.                                                    Delaware
GSX Operating Company, LLC                                                          Delaware
GSX Pipeline, LLC                                                                   Delaware
GSX Western Pipeline Company                                                        Delaware
Gulf Liquids Holdings LLC                                                           Delaware
Gulf Liquids New River Project LLC                                                  Delaware
Gulf Stream Natural Gas System, L.L.C.                                              Delaware
Gulfstream Management & Operating Services, L.L.C.                                  Delaware
Halgas, Inc.                                                                        Oklahoma
Hazleton Fuel Management Company                                                    Delaware
Hazleton Pipeline Company                                                           Delaware
HI-BOL Pipeline Company                                                             Delaware
Independence Operating Company                                                      Delaware
Inland Ports, Inc.                                                                 Tennessee
Juarez Pipeline Company                                                             Delaware
Kern River Acquisition, LLC                                                         Delaware
Kern River Funding Corporation                                                      Delaware
Kern River Gas Transmission Company                                                    Texas
Kiowa Gas Storage, L.L.C.                                                           Delaware

Langside Limited                                                                     Bermuda
Laughton, L.L.C.                                                                    Delaware
Liberty Operating Company                                                           Delaware
Lightel S. A. Tecnologia da Informacao
Littlefield Energy, LLC                                                             Delaware
Longhorn Enterprises of Texas, Inc.                                                 Delaware
Longhorn Partners GP, L.L.C.                                                        Delaware
Longhorn Partners Pipeline, L.P.                                                    Delaware
Magnolia Methane Corp.                                                              Delaware
MAPCO Alaska Inc.                                                                     Alaska
MAPCO Canada Energy Inc.                                                              Canada
MAPCO Energy Services, L.L.C.                                                       Delaware
MAPCO Impressions Inc.                                                              Oklahoma
MAPCO Inc. (DE)                                                                     Delaware
MAPCO Indonesia Inc.                                                                Delaware
MAPL Investments, Inc.                                                              Delaware
Marsh Resources, Inc.                                                               Delaware
MCNIC Black Marlin Offshore Company                                                 Michigan
Memphis Generation, L.L.C.                                                          Delaware
MESBIC Ventures Holding Company
Mid-America Pipeline Company                                                        Delaware
Millennium Energy Fund, L.L.C.                                                      Delaware
Moriche Bank Ltd.                                                                   Barbados
Nebraska Energy, L.L.C.                                                               Kansas
NESP Supply Corp.                                                                   Delaware
North Padre Island Spindown, Inc.                                                   Delaware
Northern Border Intermediate Limited Partnership                                    Delaware
Northern Border Partners, L.P.
Northwest Alaskan Pipeline Company                                                  Delaware
Northwest Argentina Corporation                                                         Utah
Northwest Border Pipeline Company                                                   Delaware
Northwest Land Company                                                              Delaware
Northwest Pipeline Corporation                                                      Delaware
NWP Enterprises, Inc.                                                               Delaware
NWP Enterprises, LLC                                                                Delaware
P.T. MAPCO Coal Indonesia
Pan-Alberta Resources Inc.                                                            Canada
Parkco, L.L.C.                                                                      Oklahoma
Piceance Production Holdings LLC                                                    Delaware
Pine Needle LNG Company, LLC                                                  North Carolina

Pine Needle Operating Company                                                       Delaware
Piper Power Company, LLC                                                            Delaware
Plains Petroleum Gathering Company                                                  Delaware
Rainbow Resources, Inc.                                                             Colorado
Realco of Crown Center, Inc.                                                        Delaware
Realco of San Antonio, Inc.                                                         Delaware
Realco Realty Corp.                                                                 Delaware
Reserveco Inc.                                                                      Delaware
Rio Grande Pipeline Company                                                            Texas
Rio Vista Energy Marketing Company, L.L.C.                                          Delaware
Rulison Production Company LLC                                                      Delaware
Seminole Pipeline Company                                                           Delaware
Servicios de ESPAGAS. S.A. de C.V.                                                    Mexico
Servicios de TouchStar de Mexico S.A. de C.V.                                         Mexico
Snow Goose Associates, L.L.C.                                                       Delaware
Sociedad Williams Enbridge y Compania                                              Venezuela
Solutions EMT, Inc.
SPV, L.L.C.                                                                         Oklahoma
Tennessee Processing Company                                                        Delaware
Terrebonne Pipeline Company                                                         Delaware
Texas Gas Transmission Corporation                                                  Delaware
TGPL Enterprises, Inc.                                                              Delaware
TGPL Enterprises, LLC                                                               Delaware
TGT Enterprises, Inc.                                                               Delaware
TGT Enterprises, LLC                                                                Delaware
The Asian Infrastructure Fund                                                 Cayman Islands
The Tennessee Coal Company                                                          Delaware
The Williams Companies Foundation, Inc.                                             Oklahoma
Thermogas Energy, LLC                                                               Delaware
TM Cogeneration Company                                                             Delaware
TouchStar de Mexico S.A. de C.V.                                                      Mexico
Touchstar Energy Technologies, Inc.                                                    Texas
TouchStar Technologies, L.L.C.                                                      Delaware
TouchSystems (Pty) Ltd.                                                         South Africa
TransCardinal Company                                                               Delaware
TransCarolina LNG Company                                                           Delaware
Transco Coal Gas Company                                                            Delaware
Transco Cross Bay Company                                                           Delaware
Transco Energy Company                                                              Delaware
Transco Energy Investment Company                                                   Delaware
Transco Energy Marketing Company                                                    Delaware

Transco Exploration Company                                                         Delaware
Transco Gas Company                                                                 Delaware
Transco Independence Pipeline Company                                               Delaware
Transco Liberty Pipeline Company                                                    Delaware
Transco P-S Company                                                                 Delaware
Transco Resources, Inc.                                                             Delaware
Transco Terminal Company                                                            Delaware
Transco Tower Realty, Inc.                                                          Delaware
Transcontinental Gas Pipe Line Corporation                                          Delaware
TransCumberland Pipeline Company                                                    Delaware
Transeastern Gas Pipeline Company, Inc.                                             Delaware
TransNetwork Holding Company                                                        Delaware
Transportadora de Gas Zapata, S. de R.L. de C.V.                                      Mexico
Tri-States NGL Pipeline, L.L.C.                                                     Delaware
Tulsa Williams Company                                                              Delaware
TXG Gas Marketing Company                                                           Delaware
Valley View Coal, Inc.                                                             Tennessee
Volunteer - Williams, L.L.C.                                                        Delaware
WBI Offshore Pipeline, Inc.                                                         Delaware
Webb/Duval Gatherers
WEM&T Trading GmbH                                                                   Austria
West Texas LPG Pipeline Limited Partnership                                            Texas
Western Frontier Pipeline Company, L.L.C.                                           Delaware
WFS - Liquids Company                                                               Delaware
WFS - NGL Pipeline Company, Inc.                                                    Delaware
WFS - OCS Gathering Co.                                                             Delaware
WFS - Offshore Gathering Company                                                    Delaware
WFS - Pipeline Company                                                              Delaware
WFS Enterprises, Inc.                                                               Delaware
WFS Gathering Company, L.L.C.                                                       Delaware
WGP Enterprises, Inc.                                                               Delaware
WGP Gulfstream Pipeline Company, L.L.C.                                             Delaware
WGP International Canada, Inc.                                                 New Brunswick
WHBC Holdings, LLC                                                                  Delaware
WHBC, LLC                                                                           Delaware
WHD Enterprises, Inc.                                                               Delaware
WHD Enterprises, LLC                                                                Delaware
WilJet, L.L.C.                                                                       Arizona

WillBros Terminal Company                                                           Delaware
Williams Acquisition (DE) LLC                                                       Delaware
Williams Acquisition Holding Company, Inc. (Del)                                    Delaware
Williams Acquisition Holding Company, Inc. (NJ)                                   New Jersey
Williams Aircraft Leasing, LLC                                                      Delaware
Williams Aircraft, Inc.                                                             Delaware
Williams Alaska Air Cargo Properties, L.L.C.                                          Alaska
Williams Alaska Petroleum, Inc.                                                       Alaska
Williams Alaska Pipeline Company, L.L.C.                                            Delaware
Williams Alliance Canada Marketing, Inc.                                       New Brunswick
Williams Ammonia Pipeline, L.P.                                                     Delaware
Williams Bio-Energy, LLC                                                            Delaware
Williams Cove Point LNG Company, L.L.C.                                             Delaware
Williams Cove Point, Inc.                                                           Delaware
Williams Customer Information Solution, Inc.                                        Delaware
Williams Distributed Power Services, Inc.                                           Delaware
Williams EnergIa Espana, S.L.                                                          Spain
Williams Energia Italia SRL                                                            Italy
Williams Energias Espana SL                                                            Spain
Williams Energy (Canada), Inc.                                                 New Brunswick
Williams Energy (Canada) Pipeline, Inc.                                        New Brunswick
Williams Energy Company                                                             Delaware
Williams Energy European Services Ltd.                                        United Kingdom
Williams Energy Management, Inc.                                                    Delaware
Williams Energy Marketing & Trading Canada, Inc.                               New Brunswick
Williams Energy Marketing & Trading Company                                         Delaware
Williams Energy Marketing & Trading Europe Ltd                                       England
Williams Energy Marketing & Trading Holdings UK Ltd.                          United Kingdom
Williams Energy Network, Inc.                                                       Delaware
Williams Energy Partners L.P.                                                       Delaware
Williams Energy Services, LLC                                                       Delaware
Williams Energy, L.L.C.                                                             Delaware
Williams Environmental Services Company                                             Delaware
Williams Equities, Inc.                                                             Delaware
Williams Ethanol Services, Inc.                                                     Delaware
Williams Exploration Company                                                        Delaware
Williams Express, Inc. (AK)                                                           Alaska
Williams Express, Inc. (DE)                                                         Delaware
Williams Fertilizer, Inc.                                                           Delaware

Williams Field Services - Gulf Coast Company, L.P.                                  Delaware
Williams Field Services - Matagorda Offshore Company, LLC                           Delaware
Williams Field Services Company                                                     Delaware
Williams Field Services Group, Inc                                                  Delaware
Williams Flexible Generation, LLC                                                   Delaware
Williams Fractionation Holdings, L.P.                                               Delaware
Williams Gas Company                                                                Delaware
Williams Gas Energy, Inc.                                                           Delaware
Williams Gas Pipeline - Alliance Canada, Inc.                                        Alberta
Williams Gas Pipeline - Alliance U.S., Inc.                                         Delaware
Williams Gas Pipeline Company, LLC                                                  Delaware
Williams Gas Pipeline Mexico, S.A. de C.V.                                            Mexico
Williams Gas Pipelines Central, Inc.                                                Delaware
Williams Gas Processing - Gulf Coast Company, L.P.                                  Delaware
Williams Gas Processing - Kansas Hugoton Company                                    Delaware
Williams Gas Processing - Mid-Continent Region Company                              Delaware
Williams Gas Processing - Wamsutter Company                                         Delaware
Williams Gas Processing Company                                                     Delaware
Williams Gas Projects Company, L.L.C.                                               Delaware
Williams Gathering & Transportation, L.L.C.                                         Oklahoma
Williams Generation Company - Hazleton                                              Delaware
Williams Global Energy (Cayman) Limited                                       Cayman Islands
Williams Global Holdings Company                                                    Delaware
Williams GmbH
Williams GP Inc.                                                                    Delaware
Williams GP LLC                                                                     Delaware
Williams GSR, L.L.C.                                                                Delaware
Williams GSX (Canada) Inc.                                                     New Brunswick
Williams Gulf Coast Gathering Company, LLC                                          Delaware
Williams Headquarters Acquisition Company                                           Delaware
Williams Headquarters Building Company                                              Delaware
Williams Headquarters Building, L.L.C.                                              Delaware
Williams Headquarters Management Company                                            Delaware
Williams Holdings GmbH                                                               Austria
Williams Hugoton Compression Services, Inc.                                         Delaware
Williams Independence Marketing Company                                             Delaware
Williams Indonesia, L.L.C.                                                          Delaware
Williams Information Services Corporation                                           Delaware
Williams Intercontinental Holdings Company                                          Delaware

Williams International (Bermuda) Limited                                             Bermuda
Williams International (Operations) Ecuador Limited                           Cayman Islands
Williams International Communications, Inc.                                         Delaware
Williams International Company                                                      Delaware
Williams International Cusiana-Cupiagua Limited                               Cayman Islands
Williams International Ecuador (Cayman) Limited                               Cayman Islands
Williams International Ecuadorian Ventures Bermuda Limited                           Bermuda
Williams International El Furrial Limited                                     Cayman Islands
Williams International Guara Limited                                          Cayman Islands
Williams International Holdings Limited                                       Cayman Islands
Williams International Investment Ventures (Cayman) Limited                   Cayman Islands
Williams International Investments (Cayman) Limited                           Cayman Islands
Williams International Jose Limited                                           Cayman Islands
Williams International Oil & Gas (Venezuela) Limited                          Cayman Islands
Williams International Operations (Venezuela) Limited                         Cayman Islands
Williams International Pigap Limited                                          Cayman Islands
Williams International Pipeline Company                                             Delaware
Williams International Services Company                                               Nevada
Williams International Telecom Limited                                              Delaware
Williams International Telecommunications Investments (Cayman) Limited        Cayman Islands
Williams International Venezuela Limited                                      Cayman Islands
Williams International Ventures (Bermuda) Ltd.                                       Bermuda
Williams Learning Center, Inc.                                                      Delaware
Williams Lietuva
Williams Lynxs Alaska CargoPort, L.L.C.                                               Alaska
Williams Memphis Terminal, Inc.                                                     Delaware
Williams Merchant Services Company, Inc.                                            Delaware
Williams Mid-South Pipelines, LLC                                                   Delaware
Williams Midstream Natural Gas Liquids, Inc.                                        Delaware
Williams Mobile Bay Producer Services, L.L.C.                                       Delaware
Williams Natural Gas Liquids Canada, Inc.                                            Alberta
Williams Natural Gas Liquids, Inc.                                                  Delaware
Williams Natural Gas Storage, LLC                                                   Delaware
Williams NGL, LLC                                                                   Delaware
Williams Northern NGL Pipeline, L.L.C.                                              Delaware
Williams Oil Gathering, L.L.C.                                                      Delaware
Williams Olefins Feedstock Pipelines, L.L.C.                                        Delaware
Williams Olefins, L.L.C.                                                            Delaware
Williams OLP, L.P.                                                                  Delaware

Williams One-Call Services, Inc.                                                    Delaware
Williams Petroleo Espana SL                                                            Spain
Williams Petroleum Pipeline Systems, Inc.                                           Delaware
Williams Pipe Line Company, LLC                                                     Delaware
Williams Pipeline Services Company                                                  Delaware
Williams Pipelines Holdings, L.P.                                                   Delaware
Williams Production - Gulf Coast Company, L.P.                                      Delaware
Williams Production Company, LLC                                                    Delaware
Williams Production Mid-Continent Company                                           Oklahoma
Williams Production RMT Company                                                     Delaware
Williams Production Rocky Mountain Company                                          Delaware
Williams Refining & Marketing, L.L.C.                                               Delaware
Williams Relocation Management, Inc.                                                Delaware
Williams Resource Center, L.L.C.                                                    Delaware
Williams Risk Holdings, L.L.C.                                                      Delaware
Williams Risk Management L.L.C.                                                     Delaware
Williams Sodium Products Company                                                    Delaware
Williams Strategic Sourcing Company                                                 Delaware
Williams Strategic Ventures, LLC                                                    Delaware
Williams Terminals Company                                                          Delaware
Williams Terminals Holdings, L.P.                                                   Delaware
Williams Trading (UK) Ltd.                                                    United Kingdom
Williams TravelCenters, Inc.                                                        Delaware
Williams Underground Gas Storage Company                                            Delaware
Williams Western Holding Company, Inc.                                              Delaware
Williams Western Pipeline Company, LLC                                              Delaware
Williams Wireless, Inc.                                                             Delaware
Williams WPC - I, Inc.                                                              Delaware
Williams WPC - II, Inc.                                                             Delaware
Williams WPC International Company                                                  Delaware
WilMart, Inc.                                                                       Delaware
WILPRISE Pipeline Company, L.L.C.                                                   Delaware
WilPro Energy Services (El Furrial) Limited                                   Cayman Islands
WilPro Energy Services (Pigap II) Limited                                     Cayman Islands
Wlliams Energy Canada Pipeline, Inc.                                           New Brunswick
Worldwide Services Limited                                                    Cayman Islands
Worthington Generation, L.L.C.                                                      Delaware
WPX Enterprises, Inc.                                                               Delaware
WPX Gas Resources Company                                                           Delaware